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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                      ----------------------------------


                                   FORM 8-K
                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report                                                 November 17, 1997
(Date of Earliest Event Reported)

                      COLUMBIA/HCA HEALTHCARE CORPORATION
            (Exact name of Registrant as specified in its Charter)


                                   DELAWARE
                           (State of Incorporation)


 001-11239                                                       75-2497104
(Commission                                                   (I.R.S. Employer
File Number)                                                 Identification No.)



One Park Plaza, Nashville, Tennessee                                 37203
(Address of principal executive offices)                          (Zip Code)

                                (615) 327-9551
             (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

            On November 17, 1997, Columbia/HCA Healthcare Corporation (the "Company" or "Columbia/HCA") announced that its Board of Directors has approved an internal operating reorganization plan and authorized the evaluation of various restructuring alternatives which could include divestitures of certain assets to third parties and spin-offs of certain other assets to Columbia/HCA shareholders.

        A copy of the press release issued by the Company, dated November
17, 1997, has been filed with this Form 8-K as Exhibit 99, and is incorporated herein by reference.

ITEM 7. EXHIBIT

        Exhibit 99 Copy of press release dated November 17, 1997 relating to internal operating reorganization plan and evaluation of various restructuring alternatives.


                                   SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA/HCA HEALTHCARE CORPORATION

/s/ JOHN M. FRANCK II
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John M. Franck II
Corporate Secretary

DATED:  November 18, 1997